SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no.  )


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


    ------------------------------------------------------------------------

                        HYPERMEDIA COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                                 April __, 1998


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC. (the "Company"), to be held on Thursday, May 21, 1998 at 12:00 p.m., local time, at the Company's offices at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404. At this meeting, you will be asked to consider and vote upon the following proposals:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

         2. To ratify and approve an amendment to the Articles of Incorporation to reduce the number of authorized shares for each series of Preferred Stock to the actual number of shares for each respective series of Preferred Stock that is outstanding.

         3. To ratify and approve an amendment to the Company's 1991 Stock Plan to increase the number of shares reserved for issuance thereunder to 1,400,000.

         4. To ratify the appointment of Price Waterhouse LLP to serve as this corporation's independent accountant(s) for fiscal 1998.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These items of business and other important information concerning the Company appear in the accompanying Proxy Statement. Please give this material your careful attention.

         Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your Proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend the meeting, you may vote in person even if you have previously returned your Proxy.


                                             Sincerely,


                                             Richard Landry
                                             -----------------------------------
                                             President, Chief Executive Officer,
                                             Chairman of the Board and Publisher

                         HYPERMEDIA COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 21, 1998

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company"), will be held on Thursday, May 21, 1998 at 12:00 p.m., local time, at the Company's offices at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, for the following purposes:

         (1) To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

         (2) To ratify and approve an amendment to the Articles of Incorporation to reduce the number of designated shares for each series of Series F, Series G, Series H and Series I Preferred Stock to the actual number of shares for each respective series of Preferred Stock that is outstanding and to return such previously designated and unissued shares of Series F, Series G, Series H and Series I to the pool of undesignated Preferred Stock.

         (3) To ratify and approve an amendment to the Company's 1991 Stock Plan to increase the number of shares reserved for issuance thereunder to 1,400,000.

         (4) To ratify the appointment of Price Waterhouse LLP to serve as this corporation's independent accountant(s) for fiscal 1998.

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 1, 1998 as the record date for the determination of shareholders entitled to vote at this meeting. Only shareholders of record at the close of business on April 1, 1998 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.


                                             Sincerely,


                                             Richard Landry
                                             -----------------------------------
                                             President, Chief Executive Officer,
                                             Chairman of the Board and Publisher


San Mateo, California
April __, 1998


                             YOUR VOTE IS IMPORTANT.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
         YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         HYPERMEDIA COMMUNICATIONS, INC.

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of HYPERMEDIA COMMUNICATIONS, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Thursday, May 21, 1998 at 12:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404. The Company's principal executive offices are located at 901 Mariner's Island Boulevard, Suite 365, San Mateo, California 94404, and the Company's telephone number at that location is (650) 573-5170.

         These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 1997, including financial statements, were first mailed on or about [April ___, ] 1998 to all shareholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

         Shareholders of record at the close of business on April 1, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 3,200,141 shares of the Company's authorized Common Stock were issued and outstanding and held of record by approximately 31 shareholders. The Company has six series of Preferred Shares outstanding, designated Series E Preferred Stock, $.001 par value, Series F Preferred Stock, $.001 par value, Series G Preferred Stock, $.001 par value, Series H Preferred Stock, $.001 par value, Series I Preferred Stock, $.001 par value, and Series J Preferred Stock, $.001 par value. At the Record Date, 8,064,516 shares of the Company's Series E Preferred Stock were outstanding and held of record by one shareholder, 82,250 shares of the Company's Series F Preferred Stock were outstanding and held of record by one shareholder, 50,344 shares of Series G Preferred Stock were outstanding and held of record by one shareholder, 117,000 shares of Series H Preferred Stock were outstanding and held of record by one shareholder, 28,800 shares of Series I Preferred Stock were outstanding and held of record by one shareholder and 111,750 shares of Series J Preferred Stock were outstanding and held of record by one shareholder. The shares of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock are convertible under certain circumstances into approximately 1,615,509 shares of Common Stock, 82,250 shares of Common Stock, 162,012 shares of Common Stock, 403,735 shares of Common Stock, 726,746 shares of Common Stock and 2,235,000 shares of Common Stock, respectively, and are entitled to the number of votes each would be entitled to cast if converted to Common Stock.

         The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 1, 1998 as to
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table in "Executive Compensation and Other Matters" below and (iv) all directors and executive officers as a group.





                                                                                Shares Beneficially Owned (1)
                                                                                -----------------------------
                                                                                                    Approximate
                 Five Percent Shareholders, Directors                                                Percent of
                    and Certain Executive Officers                               Number                Total
                    ------------------------------                               ------                -----
MK Global Ventures................................................            4,760,833(2)            56.387%
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

Michael Kaufman...................................................            4,791,609(3)            56.546%
           c/o MK Global Ventures
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

Greg Lahann.......................................................            4,733,678(4)            55.862%
           c/o MK Global Ventures
           2471 E.  Bayshore Road
           Palo Alto, CA  94303

Dr. Eugene C. Y. Duh..............................................              181,359                5.667%
           c/o Orient Semi-Conductor Electronics, Ltd.
           Bldg. 1, Section 4
           NAN-TZE
           Export Processing Zone
           Taiwan, R.O.C.

Edmund Shea.......................................................              222,500                6.872%
           655 Brea Canyon Road
           P.O. Box 489
           Walnut, CA  92788

Richard Landry....................................................              161,188(5)             4.795%
           c/o HyperMedia Communications, Inc.
           901 Mariner's Island Blvd.
           San Mateo, CA  94404

John Griffin......................................................               28,750(6)                *

Patrick Ferrell...................................................                6,250(7)                *

Todd Hagen .......................................................                3,958(8)                *

Directors and executive officers as a group (6 persons)...........            5,025,979(9)            70.861%

------------------------
*     Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 1, 1998 are deemed outstanding for computing the percentage of the person holding such option but are not outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                      -2-



(2) Includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund, 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures II and 1,724 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK GVD Fund. This also includes 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 162,012 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 403,735 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 726,746 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 2,235,000 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. This does not include 1,615,509 shares of Common Stock issuable upon conversion of the Series E Preferred Stock (which is not convertible until January 1, 2000) held by MK Global Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock.

(3) Includes 32,500 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997. Also includes 57,931 shares of Common Stock owned by MK Global Ventures, 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund and 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK Global Ventures II and 1,724 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock held by MK GVD Fund. This also includes 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 162,012 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 403,735 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 726,746 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 2,235,000 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. This does not include 1,615,509 shares of Common Stock issuable upon conversion of the Series E Preferred Stock (which is not convertible until January 1, 2000) held by MK Global Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock. Mr. Kaufman, a director of the Company, is a general partner of MK Global Ventures, MK Global Ventures II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares.

(4) Includes 32,500 shares of Common Stock issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1997. Also includes 925,450 shares of Common Stock owned by MK Global Ventures II, 150,000 shares of Common Stock owned by MK GVD Fund and 15,985 shares of Common Stock issuable upon exercise of a warrant to purchase Common Stock owned by MK Global Ventures II. This also includes 82,250 shares of Common Stock issuable upon conversion of the Series F Preferred Stock, 162,012 shares of Common Stock issuable upon conversion of the Series G Preferred Stock, 403,735 shares of Common Stock issuable upon conversion of the Series H Preferred Stock, 726,746 shares of Common Stock issuable upon conversion of the Series I Preferred Stock and 2,235,000 shares of Common Stock issuable upon conversion of the Series J Preferred Stock all held by MK GVD Fund. This does not include 1,615,509 shares of Common Stock issuable upon conversion of the Series E Preferred Stock (which is not convertible until January 1, 2000) held by MK Global Ventures II or any shares issuable as dividends upon the conversion of the Series E Preferred Stock. Mr. Lahann, a director of the Company, is a general partner of MK Global Ventures II and MK GVD Fund and may be deemed to have voting and investment power with respect to such shares, although he has disclaimed beneficial ownership of such shares.

(5) Represents 161,188 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1998.

(6) Represents 28,750 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1998.

(7) Represents 6,250 shares of Common Stock issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1998.

                                      -3-

(8) Represents 3,958 Shares of Common Stock Issuable upon exercise of options to purchase Common Stock that are exercisable within 60 days of April 1, 1998.

(9) Includes 17,709 shares of Common Stock issuable upon exercise of the warrants to purchase Common Stock, and 4,743,124 shares of Common Stock issuable upon conversion of Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock listed in Notes 2, 3 and 4 above, and 265,146 shares of Common Stock issuable upon exercise of options to purchase Common Stock listed in Notes 3, 4, 5, 6, 7 and 8 above, that are exercisable within 60 days of April 1, 1998.


Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

         Each holder of Common Stock is entitled to one vote for each share held. Each holder of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock is entitled to the number of votes such holder could cast if such shares were converted into Common Stock. As of April 1, 1998, (i) each share of Series E Preferred Stock was convertible into 0.2 shares of Common Stock, (ii) each share of Series F Preferred Stock was convertible into 1 share of Common Stock, (iii) each share of Series G Preferred Stock was convertible into 3.22 shares of Common Stock, (iv) each share of Series H Preferred Stock was convertible into 3.45 shares of Common Stock, (v) each share of Series I Preferred Stock was convertible into 25.23 shares of Common Stock and (vi) each share of Series J Preferred Stock was convertible into 20 shares of Common Stock. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, shareholders may not cumulate votes.

         This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or telefacsimile.

Deadline for Receipt of Shareholder Proposals

         Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's Annual Meeting of Shareholders for fiscal year 1998 must be received by the Company no later than January 28, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the Board of Directors shall be composed of five directors. A board of five directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Vote Required

         If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority ("broker non-votes") will be counted as present for the purposes of determining if a quorum is present.

Nominees

         The names of the nominees and certain information about them as of April 1, 1997 are set forth below:


    Name of Nominee            Age                    Position with the Company                     Director Since
    ---------------            ---                    -------------------------                     --------------
Richard Landry                  41            President, Chief Executive Officer, Chairman of             1992
                                              the Board and Publisher

Patrick Ferrell (1)             41            Director                                                    1997

John Griffin (1)(2)             49            Director                                                    1994


Michael Kaufman (2)             56            Director                                                    1991

Greg Lahann (1)                 39            Director                                                    1990

--------------------------
(1)   Member of the Audit Committee
(2)   Member of the Compensation Committee


         All directors hold office until the next annual meeting of shareholders of the Company or until their successors have been elected. Directors do not receive any cash compensation for their service as directors of the Company, but are reimbursed for expenses incurred in connection with attending Board or committee meetings.

Pursuant to the terms of the 1993 Director Option Plan, each nonemployee director of the Company receives one initial nonstatutory stock option for 25,000 shares of Common Stock and will receive an additional nonstatutory stock option grant for 5,000 shares of Common Stock on June 1 of each year if he or she has been on the Board for at least six months. These options become exercisable cumulatively at the rate of 1/4th of the shares subject to the option for every year after the date of grant, based on the Board member's continued service. There is no family relationship between any director or executive officer of the Company.

         Richard Landry joined the Company in January 1992 as its President and Publisher; he also became a director of the Company at that time. In July 1992, Mr. Landry became Chief Executive Officer of the Company. In February 1997, Mr. Landry became the Chairman of the Board. From 1988 to 1991, Mr. Landry was Editor-in-Chief and Associate Publisher of PC World, a publication of PCW Communications, Inc. From 1986 to 1988, Mr. Landry was Managing Editor and Editor of PC World.

         Patrick Ferrell became a director of the Company in February 1997. Mr. Ferrell is currently Chief Executive Officer and President of relationships.com. Mr. Ferrell was also the founder of GamePro magazine, the leading consumer publication servicing the interactive entertainment market. From 1989 to 1997, Mr. Ferrell was the President and Chief Executive Officer of Infotainment World, Inc., a diversified subsidiary of IDG Communications.

         John Griffin became a director of the Company in April 1994. Since September 1990, he has been the President of the Magazine Division of Rodale Press, Inc., Emmaus, Pennsylvania, a publisher of consumer magazines in the areas of health, fitness, gardening and crafts, including Prevention, Runner's World and American Woodworker. Mr. Griffin has also been a director of Rodale Press since October 1990. From January 1988 until April 1990, Mr. Griffin was Chairman of the Board of Directors, President and Publisher of PC World.

         Michael Kaufman became a director of the Company in July 1991. Since October 1987, he has been the General Partner of MK Global Ventures, Palo Alto, California, a venture capital firm specializing in early-stage and start-up financing of high technology companies. From August 1981 until October 1987, Mr. Kaufman was a general partner of Oak Investment Partners, a venture capital firm. Prior to August 1981, Mr. Kaufman was President and Chief Operating Officer of Centronics Data Corporation, a manufacturer of computer peripherals. Mr. Kaufman serves on the boards of directors of Asante Technologies, Inc., a networking products company, Davox Corp., a telecommunications company, Document Technologies, Inc., a computer software and systems company, Document Imaging Systems Corporation, a manufacturer of computer mass storage systems, and Proxim, Inc., a wireless communications company.

         Greg Lahann became a director of the Company in August 1990. From October 1987 until December 1993, he was the Chief Financial Officer of MK Global Ventures, and since January 1990 he has been a General Partner of MK Global Ventures II. From 1981 to 1987, Mr. Lahann was employed by Price Waterhouse LLP in various positions, the last of which was as manager in the Audit Department. Mr. Lahann is a Certified Public Accountant.

Voting Agreement

         MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company. Pursuant to the Shareholder Voting Agreement, MK Global will vote for nominee Richard Landry and Richard Landry will vote for nominees Richard Landry and at least one of Michael Kaufman or Greg Lahann.

Board Meetings and Committees

         The Board of Directors of the Company held a total of 6 meetings during fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors has no nominating committee or any committee performing such functions.

         The Compensation Committee, which consisted of directors Michael Kaufman and John Griffin at the end of fiscal 1997, met once during the fiscal year. This Committee is responsible for determining salaries, incentives and other forms of compensation for directors and officers of the Company.

         The Audit Committee, which consisted of directors Michael Kaufman and Greg Lahann at the end of fiscal 1997, met once during the fiscal 1997. The Audit Committee currently consists of Greg Lahann, Patrick Ferrell and John Griffin. This Committee is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of the following directors during fiscal 1997: Kaufman and Griffin. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for directors and officers of the Company. Mr. Landry, President and Chief Executive Officer of the Company, is not a member of the Compensation Committee and cannot vote on matters decided by the Committee. He does participate in all discussions and decisions regarding salaries and incentive compensation for all employees of and consultants to the Company, except that Mr. Landry is excluded from discussions and decisions regarding his own salary and incentive compensation.

         MK Global Ventures, MK Global Ventures II and MK GVD Fund (collectively, "MK Global") own approximately 35.42% of the outstanding Common Stock and 100% of the outstanding Preferred Stock. Michael Kaufman, a director of the Company, is the General Partner of MK Global Ventures. Greg Lahann, a director of the Company, is a General Partner of MK Global Ventures II. MK Global and Richard Landry have entered into a Shareholder Voting Agreement pursuant to which they have each agreed to vote the shares of Common Stock held by each of them to elect Richard Landry and a nominee of MK Global to the Board of Directors of the Company.


                                  PROPOSAL TWO
                     AMENDMENT OF ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation currently authorize the Company to issue 10,064,516 shares of Preferred Stock, of which 8,064,516 have been designated Series E Preferred Stock, all of which are outstanding, 175,000 have been designated Series F Preferred Stock, 82,250 of which are outstanding, 175,000 have been designated Series G Preferred Stock, 50,344 of which are outstanding, 400,000 have been designated Series H Preferred Stock, 117,000 of which are outstanding, 200,000 have been designated Series I Preferred Stock, 28,800 of which are outstanding, and 250,000 have been designated Series J Preferred Stock, 111,750 of which are outstanding. In the aggregate, 9,264,516 shares of Preferred Stock have been designated as either Series E, Series F, Series G, Series H, Series I, or Series J Preferred Stock. In the aggregate, 8,454,660 shares of Preferred Stock are issued and outstanding.

         At the Annual Meeting, the shareholders are being requested to approve an amendment to the Company's Articles of Incorporation to reduce the number of designated shares of Preferred Stock for Series F, Series G, Series H and Series I Preferred Stock to the actual number of shares in each series that is outstanding. A total of 278,394 shares of Preferred Stock have been issued and are outstanding for all of the Series F, Series G, Series H and Series I Preferred Stock. Additionally, the shareholders are being requested to approve the return of the 671,606 previously designated and unissued shares of Series F, Series G, Series H and Series I Preferred Stock to the pool of unissued and undesignated Preferred Stock, which would increase the number of authorized undesignated shares of Preferred Stock from 800,000 shares to 1,471,606 shares.

         The Articles of Incorporation are also being restated to incorporate the Certificates of Determination of Rights and Preferences of the Series H Preferred, Series I Preferred, and Series J Preferred. The restatement of the Articles of Incorporation to incorporate the Certificates of Determination does not alter the current rights, preferences, privileges and restrictions of the Preferred Stock and does not require shareholder approval. The essential features of the Articles of Incorporation, are outlined below. A copy may be obtained via EDGAR or from the Company.

         The Articles of Incorporation provide that the Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Additionally, the Board of Directors may authorize the issuance of additional series of Preferred Stock. The Board of Directors may therefore issue additional Preferred Stock with voting and conversion rights that could adversely affect the voting power of the holders of Common Stock.

         The holders of Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which their shares of Preferred Stock would be convertible at the then effective conversion price. The holders of Preferred Stock are entitled to vote on all matters to be voted upon by the shareholders. For a description of the current voting rights of each series of Preferred Stock, see "Voting and Solicitation."

         The Board of Directors believes that the availability of the undesignated Preferred Stock, the rights preferences and restrictions of which may be set by the Board of Directors, increases the Board of Directors' flexibility by providing additional shares for future use by the Company for acquisitions, financings, stock dividends and other corporate purposes, including maintaining the Company's listing on the Nasdaq SmallCap Market. The Series E Preferred Stock was issued at the Company's initial public offering, upon the conversion of Series D Preferred Stock. The Series F, Series G, Series H, Series I and Series J Preferred Stock have been issued in a series of private financings between March 1993 and March 1998, pursuant to which the Company's major shareholder, MK GVD Fund, agreed to finance the Company in private placement at a price discounted to the trading price of the Company's Common Stock in the public market.

         The Series E Preferred Stock has a liquidation preference per share equal to $.124 per share and all accumulated and unpaid dividends. After December 31, 1999 shares of Series E Preferred Stock are convertible into such number of shares of Common Stock as is determined by dividing $0.124 by the Series E Conversion Price in effect at the time of the conversion. The Series E Conversion Price is currently $0.619 and as a result of the issuance of the Series J Preferred Stock would be convertible into 1,615,509 shares of Common Stock, if it were currently convertible. The Series E Preferred Stock also has price-based antidilution rights. Pursuant to the price-based antidilution rights (and subject to certain exceptions), if the Company issues shares at a price below the Series E Conversion Price, the Series E Conversion Price is reduced to the price at which the Company issues the shares.

         The Series E Preferred also has cumulative dividend rights which accrue at a rate of $.0074 per annum (an aggregate of approximately $59,677 per annum). If the Company has accumulated unpaid dividends on the Series E Preferred at the time the Series E Preferred converts to Common Stock the dividends convert to Common Stock at the effective Series E Conversion Price. If the accumulated dividends were to convert as of April 1, 1998, they would be convertible into 387,722 shares.

         Each of the Series F Preferred Stock, Series G Preferred and Series H Preferred Stock, were issued at prices discounted at 85% of the average closing bid price of the Company's Common Stock as reported on the Nasdaq SmallCap Market for the 10 trading days ending 5 business days before the closing of the sale (the "Formula Price") of the Shares, and each such Series was initially convertible into one share of Common Stock, The Series I Preferred Stock was issued at a price discounted at 10 times the Formula Price and was initially convertible into 10 shares of Common Stock. The Series J Preferred Stock was issued at a price discounted at 20 times the Formula Price and each share of Series J Preferred Stock is convertible into 20 shares of Common Stock.

         The Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock are entitled to dividends in the amount of five percent (5%) of the Initial Sales Price of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock per fiscal year only if declared by the Board of Directors. The dividends are not cumulative and no rights shall accrue to the holders of these series of Preferred Stock in the event the Corporation does not declare or pay dividends. The liquidation preference per share is equal to $3.039 per share for the Series F Preferred, $1.992 per share for the Series G Preferred, $2.136 per share for the Series H Preferred, $15.62 per share for the Series I Preferred and $12.38 per share for the Series J Preferred Stock, plus all declared but unpaid dividends. Shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock are convertible into each number of shares of Common Stock equal to the initial sales price of each respective series of Preferred Stock divided by the appropriate conversion price subject to any adjustment therein. The initial sales price was $3.039 for the Series F Preferred, $1.992 for the Series G Preferred, $2.136 for the Series H Preferred, $15.62 for the Series I Preferred and $12.38 for the Series J Preferred. The conversion prices of each of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred is subject to adjustment in the event of subdivisions, splits, combinations, consolidations or reclassification of Common Stock and similar events and, for approximately one year after the final sale of each Series in the event the Company issues shares of Common Stock at a price below the applicable conversion price ("price-based antidilution"). The price-based antidilution feature has expired for the Series G Preferred Stock and will expire on September 30, 1998 for the Series H Preferred Stock, December 30, 1998 for the Series I Preferred Stock and one year after the final sale of the Series J Preferred Stock. The issuance of 105,000 shares of Series J Preferred at $12.38 per share in February 1998 was equivalent to an issuance at $0.619 per share of Common Stock and caused the conversion prices of each of the Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred to be adjusted to $0.619 per share. Accordingly, each share of Series F Preferred is convertible into 1 share of Common Stock, each share of Series G Preferred is convertible info 3.22 shares of Common Stock, each share of Series H Preferred is convertible into 3.45 shares of Common Stock, each share of Series I Preferred is convertible into 25.23 shares of Common Stock and each share of Series J Preferred is convertible into 20 shares of Common Stock. All shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock then outstanding shall automatically convert into shares of Common Stock upon the election of at least 67% of the authorized, issued and outstanding shares of each respective Series of Preferred Stock to convert shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock into Common Stock.

         The Company believes it has been in the Company's best interest to issue each of the Series F, Series G, Series H, Series I and Series J Preferred Stock to finance the Company's operations when no alternative financing has been available. Subject to the agreement of MK GVD Fund to purchase the Shares, the Company intends to issue the remainder of the authorized, unissued Series J Preferred Stock if necessary to maintain the Company's listing on the Nasdaq SmallCap Market or to fund the Company's operations. The issuance of the Preferred Stock, through a private placement or otherwise, may be dilutive to the Shareholders and could have the effect of delaying, deferring or preventing a change of control of the Company. Except for mergers or other transactions requiring shareholder approval under California law or pursuant to Nasdaq's rules, the Board of Directors would have the power to issue the authorized shares of Preferred Stock without further shareholder approval or notice.

         The Board of Directors believes that it is advisable to return the unissued Series F, Series G, Series H and Series I Preferred Stock to the pool of undesignated Preferred Stock to maintain flexibility that could otherwise be lost by not having a sufficient number of authorized and undesignated Preferred Stock.

Required Vote

         The affirmative vote of a majority of the outstanding shares of Common Stock and each Series of Preferred Stock is required for approval of this proposal.

         The Board of Directors unanimously recommends a vote "FOR" approval of this proposition to amend the Company's Articles of Incorporation in the manner described above. The amended Articles of Incorporation are filed as EDGAR Annex A.


                                 PROPOSAL THREE
                        AMENDMENT OF THE 1991 STOCK PLAN


         At the Annual Meeting, the shareholders are being asked to approve an amendment to the Company's 1991 Stock Plan (the "1991 Plan") attached as EDGAR Annex B to this Proxy Statement, to increase the number of shares of Common Stock reserved for issuance thereby by 700,000 shares to 1,400,000 shares.

         The foregoing amendment was approved by the Board of Directors on February 17, 1998. The adoption of the Stock Plan was approved by the Board of Directors and by the shareholders in December 1991. As of April 1, 1998 [8,932] shares of Common Stock had been issued pursuant to option exercises, options to purchase an aggregate of [482,544] shares were outstanding and [208,524] shares (exclusive of the 700,000 shares subject to shareholder approval at the Annual meeting) were available for future grant. The 1991 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options and stock purchase rights to eligible employees and consultants of the Company. The 1991 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business.

Vote Required and Board of Directors Recommendation

         The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment and restatement of the 1991 Plan. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment of the 1991 Plan, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

         The Board of Directors unanimously recommends a vote "FOR" the amendment of the 1991 Plan.


Summary of the 1991 Plan

         The essential features of the 1991 Plan are outlined below.

Purpose

         The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees (including officers and employee-directors) and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

Administration

         The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator").

Eligibility; Limitations

         Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees of the Company and any parent or subsidiary of the Company. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. Approximately 36 people are eligible to be granted options or stock purchase rights under the 1991 Plan.

Terms and Conditions of Options.

         Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a nonstatutory stock option may not be less than 85% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of a nonstatutory stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined in good faith by the Administrator.

         (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable; provided, however, that options granted to individuals other than officers, directors and consultants must vest at a rate of no less than 20% per year over five years from the date of grant. The Administrator may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d)  Termination  of  Employment.   If  an  optionee's   employment  or
consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

         (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

         (g) Nontransferability of Options: Options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Purchase Rights

         In the case of SPRs, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Adjustments Upon Changes in Capitalization

         In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

         In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

         In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the Plan

         The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

Federal Income Tax Consequences

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair  market  value of the shares at the date of the option  exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

         Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

         The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation in the 1991 Plan

         Please see "Executive Compensation and Other Matters -- Executive Compensation -- Option Grants in Fiscal 1997" for information with respect to the grant of options to the Named Executive officers during fiscal 1997. During fiscal 1997, all other employees as a group were granted options to purchase 156,000 shares pursuant to the 1991 Plan.


                                  PROPOSAL FOUR
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

         Price Waterhouse LLP has audited the Company's financial statements annually since 1991. Representatives of Price Waterhouse LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Required Vote

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting in person or by proxy on this proposal at the annual meeting is required to approve the appointment of the independent auditors.

         The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Price Waterhouse LLP as independent public accountants.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

         The following table sets forth the compensation paid by the Company during the fiscal years ended December 31, 1997, 1996 and 1995 to the Chief
Executive Officer and Chief Financial Officer (the "Named Executive  Officers").
No other executive officer of the Company received total annual salary and bonus in 1997 in excess of $100,000.

                                               Summary Compensation Table

                                                                                    Long-Term
                                                                                   Compensation
                                                                                      -------
                                                                                      Awards
                                                                                      -------
                                                  Annual Compensation               Securities
                                               --------------------------            Underlying          Other
Name and Principal Position                    Year             Salary($)             Options        Compensation($)
---------------------------                    ----             ---------             -------         ------------
Richard Landry........................         1997              $150,000                   0                 --
   President, Chief Executive Officer,         1996               140,000              50,000                 --
   Chairman of the Board                       1995               120,000                  --                 --
   and Publisher

Todd Hagen............................         1997              $120,000                   0          $  7,500(3)
   Vice President, Finance and                 1996               110,000              10,000                 --
   Administration, Chief  Financial            1995                55,000(1)           40,000          $ 75,396(2)
   Officer and Secretary

-------------
(1)   Based on an annualized salary of $110,000.
(2)   Represents  consulting fees paid to Mr. Hagen during 1995.
(3)   Bonus paid in FY97 for FY96 work.


                          Option Grants in Fiscal 1997

         There were no option grants to Executive Officers during the year ended December 31, 1997.

Aggregated 1997 Fiscal Year-End Option Values

         The following table provides information on the value of unexercised options held by the Named Executive Officers at December 31, 1997.

                                                                   Number of Securitiers           Value of Unexercised
                                                               Underlying Unexercised Options     In-the-Money Options at
                              Shares                               at December 31, 1997           at December 31, 1997(1)
                           Acquired on        Value             ----------------------------    ----------------------------
      Name                   Exercise      Realized($)          Exercisable    Unexercisable    Exercisable    Unexercisable
      ----                   --------      -----------          -----------    -------------    -----------    -------------
Richard Landry  .........       --             --                 180,544         37,500         64,089            --

Todd Hagen ..............       --             --                  32,083         17,917            --             --

----------------------
(1) Market value of underlying securities at year-end, minus the exercise price. The closing price for the Company's Common Stock on The Nasdaq SmallCap Market on December 31, 1997 was $1.00 per share.

         Effective as of February 17, 1998, the Board of Directors approved an option exchange program pursuant to which all optionees at the Company, including Mr. Landry and Mr. Hagen, were given the right to exchange all or a portion of their outstanding options for newly issued repriced options that would be subject to a four-year vesting schedule. Mr. Landry exchanged options to purchase 31,856 shares of Common Stock at an exercise price of $5.00 per share, for options to purchase the same number of shares at an exercise price of $1.125 per share. 7,964 of such shares will become exercisable on February 17, 1999, the remaining shares will vest quarterly thereafter. Other optionees exchanged options to purchase an aggregate of ________ shares at a weighted average exercise price of $_____ for options to purchase ________ shares at an exercise price of $______.

Limitation of Liability and Indemnification Matters

         Pursuant to the California Corporations Code ("California Law"), the Company has adopted provisions in its Amended and Restated Articles of Incorporation that eliminate the personal liability of its directors and officers to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Company's Bylaws require the Company to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

         The Company has entered into indemnification agreements with each of its current directors and officers that provide for indemnification to the fullest extent permitted by California Law, including circumstances in which indemnification and the advancement of expenses are discretionary under California Law. The Company believes that the limitation of liability provisions in its Amended and Restated Articles of Incorporation and the indemnification agreements will enhance the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers.

         There is no pending litigation or proceeding involving a director, officer or employee of the Company to which the indemnification agreements would apply.

Compensation of Directors

         Directors who are not employees of the Company are automatically granted an option to purchase (i) 25,000 shares of the Company's Common Stock at a purchase price equal to the fair market value of such shares on the date of grant, upon becoming a director and (ii) an additional 5,000 shares of the Company's Common Stock on June 1 of each year if on such date he has served on the Board for at least six months. Such directors do not receive any other compensation for their services as members of the Board of Directors.

Report of the Compensation Committee of the Board of Directors on its Compensation Policies

         The following is the report of the Compensation Committee of the Board of Directors (the "Compensation Committee") describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1997. The information contained in such report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

General

         The Compensation Committee is responsible for setting compensation levels for the Company's executive officers. All decisions by the Compensation Committee are reviewed by the entire Board of Directors.

         In fiscal 1997, the Compensation Committee determined the salaries of Richard Landry, President and Chief Executive Officer, and Todd Hagen, Vice President of Finance and Administration and Chief Financial Officer. The Compensation Committee also reviewed and approved employment compensation matters for other management personnel. The Company formed the Compensation Committee in October 1993, which is comprised of two nonemployee directors. The Compensation Committee met once during fiscal 1997.

Overview and Policies for 1998

         The goals of the executive compensation program are to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. The Compensation Committee currently uses salary and stock options to meet these goals.

         In fiscal 1997, the Compensation Committee reviewed the base salaries of the Company's two executive officers by evaluating each executive's scope of responsibility, prior experience and salary history, and also took into account the salaries for similar positions at comparable companies. In reviewing the base salaries, the Compensation Committee focused on each executive's prior performance with the Company and expected contribution to the Company's future success. The Compensation Committee will continue to perform this role in 1998.

         The Company provides long-term incentives to executive officers through its 1991 Stock Plan. The purpose of the 1991 Stock Plan is to attract and retain the best employee talent available and to create a direct link between compensation and the long-term performance of the Company. In general, the 1991 Stock Plan incorporates four-year vesting periods to encourage employees to remain with the Company. The size of each option grant is based on the recipient's position and tenure with the Company, the recipient's past performance, and the size of previous stock option grants, primarily weighted toward the recipient's position.

         The compensation for Richard Landry and Todd Hagen in 1997 was approved by the Compensation Committee.

Summary

         The Compensation Committee believes that the Company's compensation policies as practiced to date have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term shareholder value.



                                                            John Griffin
                                                            Michael Kaufman

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Standard & Poor's Publishing (Newspapers) Index for the period commencing March 9, 1993 (the date of the Company's initial public offering) and ending on December 31, 1997. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.


                COMPARISON OF 58 MONTH CUMULATIVE TOTAL RETURN*
            AMONG HYPERMEDIA COMMUNICATIONS, INC., THE NASDAQ STOCK
         MARKET (U.S.) INDEX AND THE S & P PUBLISHING (NEWSPAPERS) INDEX


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                                 3/09/98   12/93   12/94   12/95   12/96   12/97
                                 -------   -----   -----   -----   -----   -----
HYPERMEDIA COMMUNICATIONS, INC.   100       160     100      65      28      20
NASDAQ STOCK MARKET (U.S.)        100       116     113     160     197     242
S & P PUBLISHING (NEWSPAPERS)     100       110     101     128     162     265


(1) The graph assumes that $100 was invested on March 9, 1993 in the Company's Common Stock or on February 28, 1993 in each Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2) The Company operates on a 52-week fiscal year which ended on December 31, 1997.


Certain Transactions with Management

         See the information set forth above under "Executive Compensation and Other Matters -- Limitation of Liability and Indemnification Matters."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of
Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1997, all reporting persons complied with Section 16(a) filing requirements applicable to them.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                THE BOARD OF DIRECTORS


Dated:  April ___, 1998

                                  EDGAR Annex A


                 Amended and Restated Articles of Incorporation

                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

                         HYPERMEDIA COMMUNICATIONS, INC.



         The undersigned, Richard Landry and Todd Hagen, hereby certify that:

         1.  They  are the  President  and  Chief  Executive  Officer,  and Vice
President,  Finance,   respectively,  of  HyperMedia  Communications,   Inc.,  a
California corporation (the "Company").

         2. The Articles of Incorporation of the Company are amended and restated in full to read as set forth in Exhibit A attached hereto.

         3. The Amended and Restated Articles of Incorporation of the Company attached hereto have been duly approved by the Board of Directors of the Company.

         4. The Amended and Restated Articles of Incorporation of the Company attached hereto have been duly approved by the shareholders of the Company in accordance with Sections 902 and 903 of the California Corporations Code. The total number of outstanding shares of Common Stock is 3,200,141. The total number of outstanding shares of Preferred Stock is 8,592,910, of which 8,064,516 shares have been designated as Series E Preferred Stock, all of which are issued and outstanding, 82,250 shares have been designated Series F Preferred Stock, all of which are issued and outstanding, 50,344 shares have been designated
Series G Preferred Stock, all of which are issued and outstanding, 117,000 shares have been designated Series H Preferred Stock, all of which are issued and outstanding, 28,800 shares have been designated Series I Preferred Stock, all of which are issued and outstanding and 250,000 shares have been designated Series J Preferred Stock, 105,000 shares of which are issued and outstanding. The total number of shares voting in favor of the Amended and Restated Articles of Incorporation equaled or exceeded the vote required. The percentage vote required was a simple majority of the outstanding shares of Series E Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series F Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series G Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series H Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series I Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series J Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Preferred Stock voting separately as a single class and a simple majority of the outstanding shares of Common Stock voting separately as a single class and a simple majority of the outstanding shares of Preferred Stock and Common Stock voting together as a single class.

         The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct to their own knowledge.




Date:  ___________________, 1998                   _____________________________
                                                   Richard Landry, President and
                                                     Chief Executive Officer


                                                   _____________________________
                                                   Todd Hagen, Vice President,
                                                     Finance and Chief Financial
                                                     Officer

                                    EXHIBIT A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                         HYPERMEDIA COMMUNICATIONS, INC.


                                    ARTICLE I

         The name of this Corporation is HyperMedia Communications, Inc.


                                   ARTICLE II

         The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.


                                   ARTICLE III

         This Corporation is authorized to issue two classes of shares to be designated respectively Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation shall have authority to issue is 50,000,000, with a par value of $0.001 per share. The total number of shares of Preferred Stock this Corporation shall have authority to issue is 10,064,516, with a par value of $0.001 per share.

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

         Of the Preferred Stock, 8,064,516 shares shall be designated Series E Preferred Stock ("Series E Preferred"), 82,250 shares shall be designated Series F Preferred Stock ("Series F Preferred"), 50,344 shares shall be designated Series G Preferred Stock ("Series G Preferred"), 117,000 shares shall be designated Series H Preferred Stock ("Series H Preferred"), 28,800 shares shall be designated Series I Preferred Stock ("Series I Preferred") and 250,000 shares shall be designated Series J Preferred Stock ("Series J Preferred").

         The Corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

         The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

A.       Series E Preferred.

         1.       Dividend Rights of Series E Preferred.

                  (a) The holders of the Series E Preferred shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of $0.0074 per share per annum, on each outstanding share of Series E Preferred, payable in preference and priority to any payment of any dividend on Common Stock of the Corporation for such year. The dividends on the Series E Preferred shall be cumulative so that if all dividends accumulated at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution, other than dividends payable solely in Common Stock, shall be paid or declared and set apart for the Common Stock. If less than full dividends are paid on or declared and set apart for payment on the Series E Preferred, then such dividends shall be subtracted from any accumulated dividends. Any accumulation of dividends on the Series E Preferred shall not bear interest. The Corporation shall not be obligated to pay any accumulated but unpaid dividends on the Series E Preferred before January 1, 2000 except for the conversion of such dividends into shares of Common Stock pursuant to subsection (b) of this Section A.1 below.

                  (b) In the event that the Corporation shall have any accumulated but unpaid dividends outstanding immediately prior to, and in the event of, a conversion of the Series E Preferred (as provided in Section A.4 hereof), such dividends shall be converted into Common Stock at the then effective Series E Conversion Price, as may be applicable, determined in accordance with and pursuant to the terms specified in Section A.4 hereof.

                  (c) As  authorized  by  Section  402.5(c)  of  the  California
Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the Corporation of shares of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase.

         2. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

                  (a) The holders of the Series E Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock and Common Stock by reason of their ownership of such stock, the amount of $0.124 per share for each share of Series E Preferred then held by them, and in addition, an amount equal to all accumulated but unpaid dividends (whether or not such dividends were declared) on the Series E
Preferred held by them. If the assets and funds thus distributed among the holders of the Series E Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed such that each holder of Series E Preferred shall be entitled to receive a portion of the assets and funds so distributed equal to the ratio that the aggregate liquidation preference of the shares of Series E Preferred held by such holder, exclusive of cumulative dividends, bears to the aggregate preferential amount of all shares of Series E Preferred outstanding as of the date of the distribution.

         After payments have been made to the holders of the Series E Preferred of the full amounts to which they shall be entitled as aforesaid and to the holders of Series F Preferred of the full amounts to which they shall be entitled as described in Section B below, the holders of the Common Stock, Series E Preferred and Series F Preferred shall be entitled to share ratably in the remaining assets, based on the number of shares of Common Stock held, assuming conversion of the Series E Preferred pursuant to Section A.4 below and conversion of the Series F Preferred pursuant to Section B.4 below, respectively.

                  (b) For purposes of this Section A.2, a merger or consolidation of the Corporation with or into any other Corporation or
Corporations, or the merger of any other Corporation or Corporations into the Corporation, or the sale of all or substantially all of the assets of the
Corporation, or any other corporate reorganization, in which consolidation, merger, sale of assets or reorganization the shareholders of the Corporation receive distributions in cash or securities of another Corporation or Corporations as a result of such consolidation, merger, sale of assets or reorganization, shall be treated as a liquidation, dissolution or winding up of the Corporation.

         3.       Voting Rights of Series E Preferred.

                  (a) Number of Votes. Except as otherwise required by law and as provided in subsection (b) below, each share of Common Stock issued and outstanding shall have one vote and each share of Series E Preferred issued and outstanding shall have the number of votes equal to the number of shares of Common Stock into which the Series E Preferred is convertible as adjusted from time to time pursuant to Section A.4 hereof.

                  (b) Voting by Series E Preferred. The holder of each share of Series E Preferred shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote with holders of the Common Stock upon any matter submitted to a vote of shareholders, except those matters required by law to be submitted to a class vote, and except as set forth in Section 5.

                  (c) Cumulative Voting. The holders of Common Stock and Series E Preferred shall be entitled to cumulative voting rights as to the directors to be elected in accordance with the provisions of Section 708 of the California Corporations Code.

         4. Conversion. The holders of the Series E Preferred have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series E Preferred shall initially be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the principal office of the Corporation or any transfer agent for the Corporation's Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $0.124 by the Series E Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion shall be, with respect to each share of Series E Preferred, the price at which one share of Common Stock is initially sold to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the "Series E Conversion Price").

                  (b)      Automatic Conversion.

                             (i)  Each   share  of  Series  E   Preferred   then
outstanding shall automatically convert into shares of Common Stock, at the then effective Series E Conversion Price at any time upon the vote of at least 75% of the authorized, issued and outstanding shares of Series E Preferred to convert shares of Series E Preferred into Common Stock.

                           Notwithstanding any provision contained herein to the
contrary, each of the shares of Series E Preferred Stock may not, under any circumstances, be converted into Common Stock before April 15, 1993. Between April 15, 1993 and December 31, 1999, such shares of Series E Preferred Stock may be converted into Common Stock at the option of the holder thereof, if, prior to December 31, 1996, the Company's aggregate net income for any four consecutive quarters exceeds $2,500,000. In any event, after December 31, 1999, each of the shares of Series E Preferred Stock may be converted into Common Stock at the option of the holder thereof.

                  (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round up to the nearest integer.

                           Before  any  holder  of Series E  Preferred  shall be
entitled to convert the same into full shares of Common Stock and to receive certificates therefor, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, as applicable, and shall give written notice to the Corporation at such office that the holder elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to Section A.4(b), the outstanding shares of Series E Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series E Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of Preferred Stock, as applicable, a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, or in the case of automatic conversion on the date of such affirmative vote, and the persons or entities entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (d)      Adjustments of Conversion Prices For Diluting Issues.

                                    (i)  Special  Definitions.  For  purposes of
this Section A.4(d), the following definitions shall apply:

                                            (1)  "Options"  shall  mean  rights,
options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                                            (2) "Original Issue Date" shall mean
the date on which the first share of Series E Preferred was first issued.

                                            (3) "Convertible  Securities"  shall
mean any evidences of indebtedness, shares (other than the shares of Series E Preferred authorized herein) or other securities convertible into or exchangeable for Common Stock.

                                            (4)  "Additional  Shares  of  Common
Stock" shall mean all shares of equity securities issued (or, pursuant to Section A.4(d)(iii), deemed to be issued) by the Corporation, other than shares of equity securities issued or issuable at any time:

                                                     (A)  upon the  exercise  of
certain warrants to purchase up to 229,472 shares of Common Stock;

                                                     (B) upon  conversion of the
shares of Preferred Stock authorized herein into shares of Common Stock;

                                                     (C) to officers,  directors
and employees of, and consultants to, the Corporation pursuant to employee benefit plans unanimously approved by the Board of Directors; and

                                                     (D)   as  a   dividend   or
distribution on the Series E Preferred or pursuant to any event for which adjustment is made pursuant to subparagraph (d)(vi) hereof.

                                            (5) "Issue  Price"  with  respect to
any issuance of Additional Shares of Common shall mean the price per share obtained by dividing the total consideration received by the Corporation in respect of such Additional Shares of Common, computed in accordance with Section A.4(d)(v) hereof, by the aggregate number of shares of such Additional Shares of Common issued, computed in accordance with Section A.4(d)(iii) hereof.

                                    (ii) No Adjustment of Conversion  Price.  No
adjustment in the Series E Conversion Price shall be made hereunder in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series E Conversion Price, in effect on the date of, and immediately prior to such issue.

                                    (iii) Deemed Issue of  Additional  Shares of
Common Stock.

                                            (1)    Options    and    Convertible
Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section A.4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Series E Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                                     (A) no  further  adjustment
in the Series E Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                                     (B)  if  such   Options  or
Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Series E Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                                     (C)     no     readjustment
pursuant to clause (B) above shall have the effect of increasing the applicable Series E Conversion Price to an amount which exceeds the lower of (i) the Series E Conversion Price computed on the original adjustment date, or (ii) the Series E Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

                                                     (D)  in  the  case  of  any
Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Series E Conversion Price shall be made until the expiration or exercise of all such Options.

                                    (iv)  Adjustment  of  Conversion  Price Upon
Issuance of Additional Shares of Common Stock. In the event that after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section A.4(d)(iii)) for a consideration per share less than the Series E Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Series E Conversion Price, as the case may be, shall be reduced, concurrently with such issue, to a price equal to such consideration per share of the Additional Shares of Common Stock.

                                    (v)  Determination  of  Consideration.   For
purposes of this Section A.4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                            (1)   Cash   and   Property:    Such
consideration shall:

                                                     (A)  insofar as it consists
of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                                     (B)  insofar as it consists
of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board; and

                                                     (C) in the event Additional
Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Board.

                                            (2)    Options    and    Convertible
Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section A.4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                                     (A) the  total  amount,  if
any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                                     (B) the  maximum  number of
shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                                    (vi)    Adjustments    for     Subdivisions,
Dividends, Combinations or Consolidation of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, stock dividend or otherwise), into a greater number of shares of Common Stock, the Series E Conversion Price then in effect shall concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series E Conversion Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                                    (vii)  Adjustments for Other  Distributions.
In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any distribution payable in securities of the Corporation other than shares of Common Stock and other than as otherwise adjusted in Section A.1 or this Section A.4, then and in each such event provision shall be made so that the holders of the Series E Preferred shall receive upon conversion thereof, in addition to the respective number of shares of Common Stock receivable thereupon, the respective amount of securities of the Corporation which they would have received had their shares of Series E Preferred, as the case may be, been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section A.4 with respect to the rights of the holders of the Series E Preferred.

                                    (viii)  Adjustments  for   Reclassification,
Exchange and Substitution. If the Common Stock issuable upon conversion of Series E Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, combination or consolidation of shares provided for above), the Series E Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series E Preferred shall be convertible into, in lieu of the respective number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the respective number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the immediately before that change.

                  (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section A.4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series E Preferred set forth in this Section A.4 against impairment.

                  (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series E Conversion Price pursuant to this
Section A.4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series E Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series E Preferred furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series E Conversion Price at the time in effect, and
(iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series E Preferred.

                  (g) Notices of Record Date. In the event that this Corporation shall propose at any time:

                                    (i) to declare any dividend or  distribution
upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                                    (ii) to offer for  subscription  pro rata to
the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

                                    (iii)  to  effect  any  reclassification  or
recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

                                    (iv) to  merge or  consolidate  with or into
any other Corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this Corporation shall send to the holders of the Series E
Preferred:

                                            (1) at least 20 days' prior  written
notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above; and

                                            (2)  in  the  case  of  the  matters
referred to in (iii) and (iv) above, at least 20 days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

         Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series E Preferred at the address for each such holder as shown on the books of this Corporation.

         5. Covenants. In addition to any other rights provided by law, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series E Preferred:

                  (a) authorize or issue any class or series of shares having rights, preferences or privileges senior to or on a parity with the Series E Preferred as to dividends, liquidation or redemption rights;

                  (b) amend the rights, preferences, privileges or restrictions of the Series E Preferred;

                  (c) amend the Corporation's Articles of Corporation or Bylaws to change the number of directors from five (5);

                  (d) effect (i) any sale of all or substantially all the assets of the Corporation, or (ii) any merger or other reorganization of the Corporation with or into another Corporation;

                  (e) repurchase or redeem any outstanding securities (except for repurchases of unvested employee stock upon the termination of employees); or

                  (f) declare any dividend on the Corporation's outstanding Common Stock;

         6. Status of Converted Stock. In case any shares of Series E Preferred shall be converted pursuant to Section A.4 hereof, the shares so converted shall no longer be outstanding on the books of the Corporation, nor authorized or available for further issuance.


B. Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred.

         1. Designation. The number of shares constituting the (i) Series F Preferred shall be 82,250 each, (ii) Series G Preferred shall be 50,344 each,
(iii) Series H Preferred shall be 117,000 each, (iv) Series I Preferred shall be 28,800 each and (v) Series J Preferred shall be 250,000 each. For purposes of this Section B, the "Series F Initial Sales Price", "Series G Initial Sales Price" , "Series H Initial Sales Price", "Series I Initial Sales Price", and "Series J Initial Sales Price" shall mean the price per share at which shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred are first sold to investors, and the "Series F Original Issue Date", "Series G Original Issue Date", "Series H Original Issue Date", "Series I Original Issue Date", and "Series J Original Issue Date" shall mean the date of such sale. The Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred shall have the rights, preferences, privileges and restrictions granted to or imposed upon them as specified below.

         2.       Dividends.

                  (a) No dividend (payable other than in Common Stock of the Corporation) may be paid on or declared or set apart for the Common Stock in any one fiscal year unless a dividend at the rate of five percent (5%) of the Initial Sales Price is paid on, or declared and set apart for, each share of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock. The amount of dividend shall be prorated for a share of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock which is not issued and outstanding for an entire fiscal year. The dividends on the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock shall be paid out of any assets legally available therefor, when, as and if declared by the Board of Directors. Dividends on the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred shall not be cumulative and no rights shall accrue to the holders of the Series F Preferred, Series G Preferred, Series H preferred, Series I Preferred, nor the holders of the Series J Preferred in the event the Corporation shall fail to declare or pay dividends on the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred in the amount of five percent (5%) of the Initial Sales Price per share per fiscal year or in any amount in any prior year of the Corporation, whether or not the earnings of the Corporation in that previous fiscal year were sufficient to pay such dividends in whole or in part. In the event the Board of Directors of the Corporation declares dividends in a fiscal year in an amount less than the aggregate of all the dividend preferences of the Series E Preferred, the Series F Preferred, the Series G Preferred, the Series H Preferred, the Series I Preferred and the Series J Preferred Stock, then the entire amount of dividends declared by the Board of Directors shall be distributed ratably among the holders of the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock such that the same percentage of the annual dividend to which each series of Preferred Stock is entitled is paid on each share of Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred, Series I Preferred and the Series J Preferred Stock.

                  (b) As  authorized  by  Section  402.5(c)  of  the  California
Corporations Code, the provisions of Sections 502 and 503 of the California Corporations Code shall not apply with respect to repurchases by the Corporation of shares of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase.

         3. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, after the payment to which the holders of the Series E

Preferred Stock, are entitled as set forth in Article III.A.2 (the "Series E Distribution") has been made, no distribution shall be made on the shares of Common Stock without first making a distribution on the shares of Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock Series I Preferred Stock and Series J Preferred Stock (the "Series F, Series G, Series H, Series I and Series J Distribution") equal to the amount of the Initial Sales Price per share for each share of Preferred Stock, plus all declared but unpaid dividends thereon. If upon occurrence of such event, and after the Series E Distribution, the assets and property thus distributed among the holders of the Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock shall be insufficient to permit the payment to such holders of their full respective preferential amounts, then the entire remaining assets and property of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock such that the same percentage of the preferential amount to which each series of Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock is entitled is paid on each share of Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock. A consolidation or merger of the Corporation with or into any other corporation or corporations, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or a sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation.

         4. Conversion. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) Right to Convert. Each share of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock shall be convertible, at any time after the date of issuance, at the option of the holder thereof, of such share at the office of the Corporation or any transfer agent for the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock, into that number of fully-paid and nonassessable shares of Common Stock that is equal to the Initial Sales Price for each respective Series of Preferred Stock divided by the appropriate Conversion Price (as hereinafter defined) for each Series of Preferred Stock. The Initial Sales Price shall be $3.039 per share for the Series F Preferred, $1.992 per share for the Series G Preferred, $2.136 per share for the Series H Preferred, $1.56 for the Series I Preferred and $.619 per share for the Series J Preferred. The price at which shares of Common Stock shall be deliverable upon conversion (individually the "Series F Conversion Price", "Series G Conversion Price", "Series H Conversion Price", "Series I Conversion Price" and "Series J Conversion Price", and collectively, the AConversion Prices") shall initially be $3.039 per share of Common Stock for conversions of Series F Preferred, $1.992 per share of Common Stock for conversions of Series G Preferred, $2.136 per share of Common Stock for conversions of Series H Preferred, $10.00 per share of Common Stock for conversions of Series I Preferred and $20.00 per share of Common Stock for conversions of Series J Preferred. Such initial Conversion Prices shall be subject to adjustment as hereinafter provided.

                  (b)  Automatic  Conversion.  All shares of Series F Preferred,
Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred then outstanding shall automatically convert into shares of Common Stock upon the election of at least 67% of the authorized, issued and outstanding shares of each of the respective Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred (voting separately as a class) to convert shares of the respective Series of Preferred Stock into Common Stock.

                  (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of such fractional shares as determined by the Board of Directors of the Corporation. Before any holder of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock shall be entitled to convert the same into full shares of Common Stock, and to receive certificates therefor, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to paragraph B.4(b) above, the outstanding shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless either the certificates evidencing such shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

                  The Corporation shall, as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock, plus any declared and unpaid dividends on the converted Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (d)      Adjustments to Conversion Price for Diluting Issues.

                                    (i) Special Definition. For purposes of this
paragraph B.4(d), "Additional Shares of Common" shall mean all shares of Common Stock issued (or, pursuant to paragraph B.4(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                            (1) upon  conversion  of  shares  of
Preferred Stock;

                                            (2) to the Corporation's  employees,
officers, directors and consultants as may be determined by the Corporation's Board of Directors from time to time;

                                            (3) as a dividend or distribution on
Preferred Stock or pursuant to any event for which adjustment is made pursuant to paragraph B.4(e)(i) or (ii) hereof;

                                            (4)    pursuant    to     commercial
borrowing, secured lending or lease financing transactions approved by the Board of Directors;

                                            (5) in any  transaction,  other than
the issuance by the Company of Serires J Preferred, in which the issuance (or, pursuant to paragraph 4(d)(iii), deemed issuance) by the Corporation of such shares of Common Stock results in net proceeds to the Corporation of less than $500,000;

                                            (6) upon  exercise of any options or
warrants outstanding as of the Original Issue Date to purchase the Company's Common Stock or Preferred Stock.

                                    (ii) No Adjustment of Conversion  Price.  No
adjustment in the Conversion Price of a particular share of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred or Series J Preferred Stock shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to such issue, for such share of Preferred Stock.

                                    (iii) Deemed Issue of  Additional  Shares of
Common. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any options, warrants or convertible securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such options, warrants or convertible securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or warrants or, in the case of convertible securities and options or warrants therefor, the conversion or exchange of such convertible securities or exercise of such options or warrants, shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common shall not be deemed to have been issued unless the consideration per share

(determined pursuant to paragraph 4(d)(v) hereof) of such Additional Shares of Common would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common are deemed to be issued:

                                            (1)  no  further  adjustment  in the
Conversion Price shall be made upon the subsequent issue of convertible securities or shares of Common Stock upon the exercise of such options or warrants or conversion or exchange of such convertible securities;

                                            (2) if  such  options,  warrants  or
convertible securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options or warrants or the rights of conversion or exchange under such convertible securities;

                                            (3)  no  readjustment   pursuant  to
clause (2) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common between the original adjustment date and such readjustment date;

                                            (4) upon the  expiration of any such
options or warrants or any rights of conversion or exchange under such convertible securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

                                                     (A)   in   the    case   of
convertible securities or options or warrants for Common Stock, the only Additional Shares of Common issued were the shares of Common Stock, if any, actually issued upon the exercise of such options or warrants or the conversion or exchange of such convertible securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such exercised options or warrants plus the consideration actually received by the Corporation upon such exercise or for the issue of all such convertible securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                                                     (B) in the case of  options
or warrants for convertible securities, only the convertible securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such options or warrants, and the consideration received by the Corporation for the Additional Shares of Common deemed to have been then issued was the consideration actually received by the Corporation for the issue of such exercised options or warrants, plus the consideration deemed to have been received by the Corporation (determined pursuant to paragraph B.4(d)(v)) upon the issue of the convertible securities with respect to which such options or warrants were actually exercised; and

                                            (5) if such  record  date shall have
been fixed and such options, warrants or convertible securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this paragraph 4(d)(iii) as of the actual date of their issuance.

                                    (iv)  Adjustment  of  Conversion  Price Upon
Issuance of Additional Shares of Common. In the event the Corporation, on or before the earlier of (i) the first anniversary of the final sale by the Corporation of Series F Preferred prior to June 30, 1996, the first anniversary of the final sale by the Corporation of Series G Preferred prior to December 31, 1996, the first anniversary of the final sale by the Corporation of Series H Preferred and Series I Preferred prior to June 30, 1998, and the first anniversary of the final sale by the Company of Series J Preferred prior to August 22, 1998, respectively and (ii) June 30, 1997 (with respect to the Series F Preferred), December 31, 1997 (with respect to the Series G Preferred), June 30, 1999 (with respect to the Series H Preferred and Series I Preferred), and August 22, 1999 (with respect to the Series J Preferred) (the earlier of which dates is referred to as the "Determination Date"), issues Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to paragraph B.4(d)(iii)) without consideration or for a consideration per share less than the Conversion Price for the respective Series of Preferred Stock in effect on the date of and immediately prior to such issue (a "Dilutive Issuance"), then and in such event such Conversion Price shall be reduced, concurrently with such issue, to a price equal to such consideration per share of the Additional Shares of Common. The Conversion Price of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock shall not be reduced as a result of any Dilutive Issuance that occurs after the Determination Date.

                                    (v)  Determination  of  Consideration.   For
purposes of this subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common shall be computed as follows:

                                            (1)   Cash   and   Property.    Such
consideration shall:

                                                     (a)  insofar as it consists
of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                                     (b)  insofar as it consists
of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                                     (c) in the event Additional
Shares of Common are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses a) and b) above, as determined in good faith by the Board of Directors.

                                            (2)    Options    and    Convertible
Securities. The consideration per share received by the Corporation for Additional Shares of Common deemed to have been issued pursuant to paragraph 4(d)(iii), relating to options, warrants and convertible securities, shall be determined by dividing

                                                     (a) the  total  amount,  if
any, received or receivable by the Corporation as consideration for the issue of such options, warrants or convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or warrants or the conversion or exchange of such convertible securities, or in the case of options or warrants for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities by

                                                     (b) the  maximum  number of
shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or warrants or the conversion or exchange of such convertible securities.

                  (e) Adjustments to Conversion Rate.

                                    (i)  Adjustments for  Subdivisions,  Splits,
Combinations, Consolidations, Reorganizations or Reclassifications of Common Stock. In the event that after the date of the first issuance of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock the outstanding shares of Common Stock shall be (a) subdivided or split into a greater number of shares of Common Stock; (b) combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock or (c) changed into a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the holders of the shares of Preferred Stock shall receive upon conversion, the stock and/or securities to which the holder would have been entitled had the holder held, at the time of said split, subdivision, combination, consolidation, reorganization or reclassification, the same number of shares of Common Stock as the number of Series J Preferred Stock converted.

                                    (ii)  Adjustments  for Other  Dividends  and
Distributions. In the event the Corporation at any time after the date of the first issuance of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock makes, or fixes a record date for, the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in the securities of the Corporation, then the holders of the shares of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock shall receive upon conversion, in addition to the number of sharers of Common Stock receivable thereupon, the stock or securities to which the holder would have been entitled had the holder held, at the time of said dividend or other distribution, the same number of shares of Common Stock as the number of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred converted, and had they thereafter during the period from the date of such event to and including the date of conversion, retained such stock or securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section B.4 with respect to the respective rights of the holders of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred.

         5 Voting Rights. Except as otherwise required by law, the holders of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation and to vote together as a single class with the holders of the Common Stock (except with respect to those matters required by law to be submitted to a separate class or series vote) upon the election of directors and upon any other matter submitted to shareholders for a vote, on the following basis:

                  (a) Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock Vote. Each share of Preferred Stock issued and outstanding shall have the number of votes equal to the number of shares of Common Stock into which it is convertible, as adjusted from time to time under Section 4 hereof. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

                  (b) Cumulative Voting. Notwithstanding the above, for the election of directors each holder of Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred, shall after giving the notice required by Section 708 of the California Corporations Code, as amended from time to time, be entitled to the number of votes as determined pursuant to paragraph (a) above multiplied by the number of directors to be elected, with each shareholder being entitled to cumulate such votes for one candidate or to distribute such votes among the candidates as the shareholder sees fit.

         6. Covenants. In addition to any other rights provided by law, so long as 33% of the originally issued Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred shall be outstanding respectively, this Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of each of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred stock voting separately as single classes.

                  a. amend or repeal any provision of, or add any provision to, this Corporation's Articles of Incorporation if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock authorized hereby;

                  b. authorize or issue shares of any class of stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock; or

                  c. reclassify any shares of Common Stock into shares having any preference or priority as to dividends or assets superior to any such preference or priority of the Series F Preferred, Series G Preferred, Series H Preferred, Series I Preferred and Series J Preferred Stock.


                                   Article IV

         Section 1. Limitation of Directors' Liability. The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent [permissible under California law.

         Section 2. Indemnification of Corporation Agents. This Corporation is authorized to provide through bylaw provisions, agreements with its agents, vote of shareholders or disinterested directors or otherwise; indemnification of its agents (as defined in Section 317 of the California General Corporation Law) in excess of the indemnification otherwise permitted by such Section 317, subject to the limits set forth in Section 204 of the California General Corporation Law for breach of duty to this Corporation or its shareholders.

         Section 3. Repeal or Modification. Any repeal or modification of the foregoing provisions of this Article IV by the shareholders of the Corporation shall not adversely affect any right of indemnification or limitation of liability of an agent of the Corporation relating to acts or omissions occurring prior to such repeal or modification.

         C. The authorized number of shares of Preferred Stock of the Corporation is 8,592,910. There are 8,447,910 shares of Preferred Stock outstanding, 8,064,516 of which are Series E Preferred Stock, 82,250 of which are Series F Preferred Stock and 50,344 of which are Series G Preferred Stock, 117,000 of which are Series H Preferred Stock, 28,800 of which are Series I Preferred Stock, and 111,750 of which are Series J Preferred Stock. The total number of shares voting in favor of this Certificate equaled or exceeded the vote required. The percentage vote required was (i) a simple majority of the outstanding shares of Series E Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series F Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series G Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series H Preferred Stock voting separately as a single class, a simple majority of the outstanding shares of Series I Preferred Stock voting separately as a single class and a simple majority of the outstanding shares of Series J Preferred Stock voting separately as a single class and (ii) a simple majority of the outstanding shares of Common Stock voting separately as a single class and a simple majority of the outstanding shares of Preferred Stock and Common Stock voting together as a single class.

         I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of my own knowledge.

         Executed in San Mateo, California on May ___, 1998.


                                  ----------------------------------------------
                                  Todd Hagen
                                    Vice President of Finance and Administration and Chief Financial Officer

                                  EDGAR Annex B


                       1991 Stock Option Plan, as Amended

                         HYPERMEDIA COMMUNICATIONS, INC.

                                 1991 STOCK PLAN

                       (As Amended Effective May 21, 1998)


         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means the a committee of directors appointed by the Board of Directors in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g)  "Company"  means  HyperMedia   Communications,   Inc.,  a
California corporation.

                  (h) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

                  (i) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave;
(ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                  (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  regularly  quoted by a
recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (o) "Option" means a stock option granted pursuant to the Plan.

                  (p) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                  (q) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

                  (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (s) "Plan" means this 1991 Stock Plan.

                  (t) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

                  (u) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (w) "Stock Purchase Right" shall mean a right, other than Option, to purchase Common Stock pursuant to the Plan.

                  (x) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,400,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple  Administrative  Bodies. The Plan may be
administered by different Committees with respect to different groups of Employees and/or Consultants.

                           (ii)   Section   162(m).   To  the  extent  that  the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent  desirable to qualify
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other  Administration.  Other  than as  provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

                           (i) to determine  the Fair Market Value of the Common
Stock;

                           (ii) to select the Employees and  Consultants to whom
Options and Stock Purchase Rights may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent Options
and Stock Purchase Rights or any combination thereof, are granted hereunder;

                           (iv) to  determine  the  number  of  Shares of Common
Stock to be covered by each such award granted hereunder;

                           (v) to approve  forms of agreement  for use under the
Plan;

                           (vi) to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the rate of vesting of any Option, the per Share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii)   to   determine   whether   and   under   what
circumstances an Option or Stock Purchase Right may be settled in cash under subsection 9(e) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce  the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

                           (x)  to   determine   the  terms   and   restrictions
applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5.       Eligibility.

                  (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

                  (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                           (i) No Employee shall be granted,  in any fiscal year
of the Company, Options and Stock Purchase Rights to purchase more than 200,000 Shares.

                           (ii)  The  foregoing  limitation  shall  be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 13.

                           (iii)  If  an  Option  or  Stock  Purchase  Right  is
cancelled (other than in connection with a transaction described in Section 13, the cancelled Option or Stock Purchase Right will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7. Term of Option. The term of each Option shall be the term stated in the written option agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the written option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

         8.       Option Exercise Price and Consideration.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                                    (B) granted to any other  Employee,  the per
Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option

                                    (A)  granted to an  Employee  or  Consultant
who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)   granted  to  any  other   Employee  or
Consultant, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding the foregoing,  Options may be
granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,

(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California Corporation law).

         9. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the written option agreement. Except in the case of Options granted to officers, directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within three months (or such other period of time (of at least thirty (30) days) as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. Non-Transferability of Options and Stock Purchase Rights. The Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11.      Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by officers, directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

                  (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                  (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable

         13. Adjustments Upon Changes in Capitalization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

         20. Information to Optionees. The Company shall provide to each Optionee and to each individual who acquired Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                     Annex C


                                 1998 Proxy Card

                         HYPERMEDIA COMMUNICATIONS, INC.
                  PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of HYPERMEDIA COMMUNICATIONS, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement, each dated April __, 1998, and hereby appoints Richard Landry and Todd Hagen, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of HYPERMEDIA COMMUNICATIONS, INC. to be held on Thursday, May 21, 1998, at 12:00 p.m., local time, at Company's offices at 901 Mariner's Island Blvd., Suite 365, San Mateo, California 94404, and at any and all continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

         Both of such attorneys or substitutes as shall be present and shall act at said meeting or any and all continuation(s) or adjournment(s) thereof (or if only one shall be present and acting, then that one) and shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY's ARTICLES OF INCORPORATION, FOR THE APPROVAL OF THE INCREASE IN THE SHARES RESERVED UNDER THE COMPANY's 1991 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL 1998, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


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


         1. ELECTION OF DIRECTORS:


                    WITHHOLD   Nominees:  Richard Landry, Patrick Ferrell, John
            FOR    AUTHORITY   Griffin, Michael Kaufman and Greg Lahann

            [ ]      [ ]       _________________________________________________
                               For all nominees except as noted above

         2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY's ARTICLES OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES FOR EACH OF THE SERIES OF PREFERRED STOCK TO THE ACTUAL NUMBER OF SHARES FOR EACH RESPECTIVE SERIES OF PREFERRED STOCK THAT IS OUTSTANDING.


                FOR                    AGAINST                      ABSTAIN

                [ ]                      [ ]                          [ ]


         3. PROPOSAL TO APPROVE AN INCREASE FROM 700,000 SHARES TO 1,400,000 SHARES IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY's 1991 STOCK PLAN.


                FOR                    AGAINST                      ABSTAIN

                [ ]                      [ ]                          [ ]


         4. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR FISCAL 1998.


                FOR                    AGAINST                      ABSTAIN

                [ ]                      [ ]                          [ ]


         In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any and all continuation(s) or adjournment(s) thereof.


Signature: ______________________________________________  Date: _______________


Signature: ______________________________________________  Date: _______________


This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. If shares are held by joint tenants or as community property, both should sign.

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